Exhibit 99.1

SPECIAL MEETING OF UNITHOLDERS OF ENLINK MIDSTREAM PARTNERS, LP January 23, 2019 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice of Special Meeting, proxy statement, and proxy card are available at - https://www.sec.gov/Archives/edgar/data/1592000/000104746918007145/a2237065zs-4.htm/ Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. he Agreement and Plan of Merger, dated as of October 21, 2018 (the “Merger Agreement”), by EnLink Midstream Manager, LLC, the managing holly-owned subsidiary of ENLC (“Merger Sub”), ENLK, and EnLink Midstream GP, LLC, the Sub, subject to the satisfaction or waiver of certain discretion, the proxies are authorized to vote upon such other business as may Signature of Unitholder Date: Signature of Unitholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1.To t an m w ge co wit su 1.To ad or ad su to In their properly voted as proxy w consider and vote upon a proposal to approve FOR AGAINST ABSTAIN d among EnLink Midstream, LLC (“ENLC”), ember of ENLC, NOLA Merger Sub, LLC, a neral partner of ENLK, pursuant to which Merger nditions in the Merger Agreement, will merge h and into ENLK, with ENLK surviving as a bsidiary of ENLC. consider and vote on a proposal to approve the FOR AGAINST ABSTAIN journment of the special meeting to a later date dates, if necessary or appropriate, to solicit ditional proxies in the event there are not fficient votes at the time of the special meeting approve Proposal 1. come before the Special Meeting. This proxy when properly executed will be directed herein by the undersigned unitholder. If no direction is made, this ill be voted AGAINST Proposal 1 and Proposal 2. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

ENLINK MIDSTREAM PARTNERS, LP SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAL MEETING OF UNITHOLDERS January 23, 2019 The undersigned unitholder of ENLINK MIDSTREAM PARTNERS, LP hereby appoints Michael J. Garberding, and Alaina K. Brooks, with the power of substitution and power to act alone, as proxies to vote all the common units representing limited partner interests that the undersigned could vote if personally present at the Special Meeting of Unitholders of ENLINK MIDSTREAM PARTNERS, LP to be held on January 23, 2019 at 10 a.m. CST at 1722 Routh Street, First Floor Conference Center, Dallas, Texas 75201, and any adjournment or postponement thereof, as follows: (Continued and to be signed on the reverse side.)

SPECIAL MEETING OF UNITHOLDERS OF ENLINK MIDSTREAM PARTNERS, January 23, 2019 LP INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Special Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. he Agreement and Plan of Merger, dated as of October 21, 2018 (the “Merger Agreement”), by EnLink Midstream Manager, LLC, the managing holly-owned subsidiary of ENLC (“Merger Sub”), ENLK, and EnLink Midstream GP, LLC, the Sub, subject to the satisfaction or waiver of certain operly come before the Special Meeting. This proxy when properly executed Signature of Unitholder Date: Signature of Unitholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 2.To t an m w ge co wit su 1.To ad or ad su to In their may pr will be v this pro consider and vote upon a proposal to approve FOR AGAINST ABSTAIN d among EnLink Midstream, LLC (“ENLC”), ember of ENLC, NOLA Merger Sub, LLC, a neral partner of ENLK, pursuant to which Merger nditions in the Merger Agreement, will merge h and into ENLK, with ENLK surviving as a bsidiary of ENLC. consider and vote on a proposal to approve the FOR AGAINST ABSTAIN journment of the special meeting to a later date dates, if necessary or appropriate, to solicit ditional proxies in the event there are not fficient votes at the time of the special meeting approve Proposal 2. discretion, the proxies are authorized to vote upon such other business as oted as directed herein by the undersigned unitholder. If no direction is made, xy will be voted AGAINST Proposal 1 and Proposal 2. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice of Special Meeting, proxy statement, and proxy card are available at - https://www.sec.gov/Archives/edgar/data/1592000/000104746918007145/a2237065zs-4.htm/ COMPANY NUMBER ACCOUNT NUMBER PROXY VOTING INSTRUCTIONS